Exhibit 99.1

Sunnova Announces Date of 2020 Annual Meeting of Stockholders and Fourth Quarter 2019 Earnings Release Date and Conference Call

2020 Annual Meeting of Stockholders Date

HOUSTON, TX — January 23, 2020 - Sunnova Energy International Inc. (NYSE: NOVA), one of the leading U.S residential solar and energy storage service providers, announced that it will hold its 2020 Annual Meeting of Stockholders (the "2020 Annual Meeting") on May 20, 2020. The time and location of the 2020 Annual Meeting will be specified in Sunnova's 2020 proxy statement.

Stockholders of record of Sunnova common stock at the close of business on March 23, 2020 are entitled to notice of, and to vote at, the meeting. Sunnova expects the notice of the 2020 Annual Meeting and Definitive Proxy Statement will be mailed to stockholders on or about April 13, 2020. In addition, the Definitive Proxy Statement and 2019 Annual Report ("Form 10-K") will also be available online on the Investor Relations section of Sunnova's website at www.sunnova.com on or after April 13, 2020.

Because the expected date of the 2020 Annual Meeting represents a change of more than 30 days from the deemed anniversary of Sunnova's preceding year's annual stockholders' meeting, Sunnova has set a new deadline for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for inclusion in Sunnova's proxy materials for the 2020 Annual Meeting. To be considered for inclusion, such proposals must be received in writing by Sunnova before the close of business on February 20, 2020.

Fourth Quarter 2019 Earnings Release Date and Financial and Operational Results Conference Call

Sunnova also announced that it will release its fourth quarter and full-year 2019 results after the market closes on February 24, 2020, to be followed by a conference call to discuss the results at 8:30 a.m. Eastern Time on the following day, February 25, 2020.

The conference call can be accessed live over the phone by dialing 1-866-211-4135, or for international callers, 1-647-689-6729. A replay will be available two hours after the call and can be accessed by dialing 1-800-585-8367, or for international callers, 1-416-621-4642. The conference ID for the live call and the replay is 1496478. The replay will be available until March 3, 2020.

Interested investors and other parties may also listen to a simultaneous webcast of the conference call by logging onto the Investor Relations section of Sunnova’s website at www.sunnova.com.

ABOUT SUNNOVA

Sunnova is a leading residential solar and energy storage service provider, serving customers in more than 20 U.S. states and territories. Our goal is to be the leading provider of clean, affordable and reliable energy for consumers, and we operate with a simple mission: to power energy independence.

For more information, visit www.sunnova.com, follow us on Twitter @Sunnova_Solar and connect with us on Facebook.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or Sunnova's future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expect," "plan," "anticipate," "going to," "could," "intend," "target," "project," "contemplates," "believe," "estimate," "predict," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern Sunnova's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this release include, but are not limited to, statements regarding the date of the 2020 Annual Meeting, the record date, the date of mailing notice of the 2020 Annual Meeting and proxy materials, the date materials will be available online, the deadline for receipt of stockholder proposals and the date and time of the conference call. Sunnova's expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks regarding our ability to forecast our business due to our limited operating history, our competition, fluctuations in the solar and home-building markets, availability of capital, our ability to attract and retain dealers and customers and our dealer and strategic partner relationships. The forward-looking statements contained in this release are also subject to other risks and uncertainties, including those more fully described in Sunnova's filings with the Securities and Exchange Commission, including Sunnova's prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on July 26, 2019 and in our Annual Report on Form 10-K that will be filed on a later date. The forward-looking statements in this release are based on information available to Sunnova as of the date hereof, and Sunnova disclaims any obligation to update any forward-looking statements, except as required by law.

CONTACTS

Kelsey Hultberg
Sunnova Energy International Inc.
Kelsey.Hultberg@sunnova.com